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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2000

                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1,
                       the SLM Student Loan Trust 1998-2,
                       the SLM Student Loan Trust 1999-1,
                       the SLM Student Loan Trust 1999-2,
                       the SLM Student Loan Trust 1999-3,
                       the SLM Student Loan Trust 2000-1,
                        the SLM Student Loan Trust 2000-2
                     and the SLM Student Loan Trust 2000-3)

  Delaware           33-95474/333-2502/333-24949/333-44465/      23-2815650
  --------           --------------------------------------      ----------
(State or other                     333-30932                 (I.R.S. employer
Jurisdiction of                     ---------                Identification No.)
Incorporation)                  (Commission File
                                    Numbers)

                              7773 Twin Creek Drive
                              Killeen, Texas 76543
                   ----------------------------------------
                   (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500


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Item 5. Other Events.

      Quarterly Distributions.

 .     On April 25, 2000, the Sallie Mae Student Loan Trust 1995-1 made its eighteenth, the Sallie Mae Student Loan Trust 1996-1 made its seventeenth, the SLM Student Loan Trust 1996-2 made its sixteenth, the SLM Student Loan Trust 1996-3 made its fifteenth, the SLM Student Loan Trust 1996-4 made its fourteenth, the SLM Student Loan Trust 1997-1 made its twelfth, the SLM
Student Loan Trust 1997-2 made its eleventh, the SLM Student Loan Trust 1997-3 made its tenth, the SLM Student Loan Trust 1997-4 made its ninth, the SLM Student Loan Trust 1998-1 made its eighth, the SLM Student Loan Trust 1998-2 made its seventh, the SLM Student Loan Trust 1999-1 made its third, the SLM Student Loan Trust 1999-2 made its third, and the SLM Student Loan Trust 1999-3 made its second, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports dated as of April 25, 2000, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

      The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended April 25, 2000.

 .     Closing of SLM Student Loan Trust 2000-3

      On April 12, 2000, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated April 12, 2000, and (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated April 12, 2000, each by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), and Merrill Lynch, Pierce Fenner & Smith Incorporated and J.P. Morgan Securities, Inc., on behalf of the Underwriters named in Schedule I to each of the Pricing Agreements (the "Underwriters").

      On April 1 or April 26, 2000, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of April 26, 2000, by and among SLM Funding, Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of April 1, 2000, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as Interim Eligible Lender Trustee; (c) the Trust Agreement, dated as of April 1, 2000, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee");
(d) the Indenture, dated as of April 1, 2000 (the "Indenture"), by and among the SLM Student Loan Trust 2000-3 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of April 26, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing


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Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the
Administration Agreement Supplement, dated as of April 26, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee and (g) the Servicing Agreement, dated as of April 26, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated April 12, 2000, by and among SLM Funding, Sallie Mae and the Underwriters.

            1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated April 12, 2000, by and among SLM Funding, Sallie Mae and the Underwriters.

            4.1 Interim Trust Agreement, dated as of April 1, 2000, by and between SLM Funding and the Interim Eligible Lender Trustee.

            4.2 Trust Agreement, dated as of April 1, 2000, by and between SLM Funding and the Eligible Lender Trustee.

            4.3 Indenture, dated as of April 1, 2000, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

            19.1  Quarterly Servicing Reports dated April 25, 2000.

            99.1 Purchase Agreement, dated as of April 26, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

            99.2 Sale Agreement, dated as of April 26, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

            99.3 Administration Agreement Supplement, dated as of April 26, 2000, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

            99.4 Servicing Agreement, dated as of April 26, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2000

                                          SLM FUNDING CORPORATION


                                          By: /s/William M. E. Rachal, Jr.
                                              ----------------------------
                                          Name: William M. E. Rachal, Jr.
                                          Title: Treasurer and Controller


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                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------

1.1            Pricing Agreement relating to Student-Loan
               Backed Notes, dated April 12, 2000, by and among SLM Funding, Sallie Mae and the
               Underwriter.

1.2            Pricing Agreement relating to Student-Loan
               Backed Certificates, dated April 12, 2000, by and among SLM Funding, Sallie Mae and the Underwriter.

4.1            Interim Trust Agreement, dated as of April 1,
               2000, by and between SLM Funding and the Eligible Lender Trustee.

4.2 Trust Agreement, dated as of April 1, 2000, by and between SLM Funding and the Eligible
               Lender Trustee.

4.3 Indenture, dated as of April 1, 2000, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

19.1           Quarterly Servicing Reports dated April 25, 2000.

99.1           Purchase Agreement, dated as of April 26,
               2000, by and among SLM Funding, the Interim
               Eligible Lender Trustee and Sallie Mae.

99.2 Sale Agreement, dated as of April 26, 2000, by and among SLM Funding, the Interim
               Eligible Lender Trustee and Sallie Mae.

99.3 Administration Agreement Supplement, dated as of April 26, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee.

99.4           Servicing Agreement, dated as of April 26,
               2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.


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